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                            OHIO NATIONAL FUND, INC.

       SUPPLEMENT DATED JULY 25, 2001 TO THE PROSPECTUS DATED MAY 1, 2001


The following changes have been made to the Ohio National Fund prospectus:

Under the section entitled Management of Portfolios on Pages 39 and 40:

     Bret Parrish is no longer with the Adviser. Since Mr. Parrish's departure, Mr. Boedeker has resumed management of the Bond Portfolio.

     The portfolio manager for the Money Market, the Nasdaq-100 Index Portfolio and S&P 500 Index Portfolios is William J. Hilbert, Jr. Mr. Hilbert joined the Adviser in 1996 as an investment accountant. From 1997 to 2000, Mr. Hilbert was the Compliance Officer and Assistant Treasurer of the Adviser and began managing the Money Market Portfolio in 2000. Mr. Hilbert has a bachelor's degree in Business Administration with a concentration in Finance from Xavier University and a master of business administration degree from the University of Cincinnati.